                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 26, 1999
                                                 -------------------------------



                             G.P. Properties, Inc.
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Nevada                         001-09925                 87-0427731
         ------                         ---------                 ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)



               2155 Newcastle Avenue, Cardiff, California 92007
     ---------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (760) 943-7829
                                                   ------------------

       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.
          -------------------------------------------

     This report amends the current report filed by G.P. Properties, Inc. (the "Company") dated August 26, 1999.


     Effective August 26, 1999, the Company completed the acquisition of Kwik Web, Inc., a California corporation ("Kwik Web"), in exchange for 6,000,000 shares of the Company's common stock.

     The audited financial statements of Kwik Web, Inc. as of December 31, 1998, for each of the two fiscal years ended December 31, 1998 and cumulative from inception (October 9, 1997) to December 31, 1998 are presented below. The interim unaudited financial statements of Kwik Web, Inc. as of September 30, 1999, for the nine month period ended September 30, 1999 and cumulative from inception (October 9, 1997) to September 30, 1999 are also presented.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              --------------------------------------------------


The Board of Directors and Shareholders
Kwik Web, Inc.

We have audited the accompanying balance sheet of Kwik Web, Inc. (a development stage company) (the "Company") as of December 31, 1998, and the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 1998, for the period from inception (October 9, 1997) to December 31, 1997 and the period from inception (October 9, 1997) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, on a test basis, examination of evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kwik Web, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year ended December 31, 1998, for the period from inception (October 9, 1997) to December 31, 1997 and the period from inception (October 9, 1997) to December 31, 1998 in conformity with generally accepted accounting principles.

                                             CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
October 1, 1999

                                KWIK WEB, INC.
                         (A Development Stage Company)
                                 Balance Sheet

                                                                                   December 31, 1998
                                                                                ----------------------
                                    ASSETS
Current assets:
   Cash                                                                         $             24,286
   Due from shareholder                                                                        1,619
   Prepaid franchise tax                                                                         800
                                                                                ----------------------
      Total current assets                                                                    26,704


Equipment, net of accumulated depreciation of $1,241                                          12,212
                                                                                ----------------------

                                                                                $             38,917
                                                                                ======================

                     LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                             $              9,137
   Deferred revenue                                                                           25,000
                                                                                ----------------------
      Total current liabilities                                                               34,137


Commitments and contingencies                                                                      -

Shareholders' equity:
   Common stock, $.01 par value, 2,000 shares authorized,
      100 shares issued and outstanding                                                            1
   Additional paid-in capital                                                                182,031
   Common stock subscriptions receivable                                                     (77,600)
   Deficit accumulated during the development stage                                          (99,652)
                                                                                ----------------------

      Total shareholders' equity                                                               4,780
                                                                                ----------------------

                                                                                $             38,917
                                                                                ======================

  The accompanying notes are an integral part of these financial statements.

                                KWIK WEB, INC.
                         (A Development Stage Company)
                           Statements of Operations

                                                                                                               Cumulative from
                                                                                         Inception                Inception
                                                              Year ended           (October 9, 1997) to      (October 9, 1997) to
                                                           December 31, 1998         December 31, 1997         December 31, 1998
                                                         --------------------     ----------------------     --------------------
Revenue                                                  $              1,040     $                  750     $             1,790
                                                         --------------------     ----------------------     --------------------

Expenses:
  Research and development                                             74,705                     12,940                   87,644

  General and administrative                                           12,143                      1,655                   13,798
                                                         --------------------     ----------------------     --------------------

Total Expenses                                                         86,847                     14,595                  101,442
                                                         --------------------     ----------------------     --------------------

Net loss                                                 $            (85,807)    $             (13,845)     $           (99,652)
                                                         ====================     ======================     ====================

Basic and diluted net loss per share                     $            (916.50)    $              (166.80)
                                                         ====================     ======================

Basic and diluted weighted average number
  of common shares outstanding                                             94                         83
                                                         ====================     ======================

  The accompanying notes are an integral part of these financial statements.

                                KWIK WEB, INC.
                         (A Development Stage Company)
                       Statement of Shareholders' Equity
             From inception (October 9, 1997) to December 31, 1998

                                                                                                      Deficit
                                                                                                     Accumulated
                                              Common Stock           Additional     Common Stock     During the         Total
                                         ------------------------
                                            Number                    Paid-in      Subscriptions    Development     Shareholders'
                                          of Shares       Amount      Capital       Receivable         Stage           Equity
                                         -----------     --------   ------------  ---------------  --------------  ---------------
Initial capitalization                           58        $1        $     -         $     -         $    -          $      1

Issuance of common stock                         25         -           44,999         (24,000)           -            20,999

Contributed capital - salary                      -         -            5,035             -              -             5,035

Net loss for 1997                                 -         -              -               -          (13,845)        (13,845)
                                         -----------     --------   ------------  ---------------  --------------  ---------------

 Balance, December 31, 1997                      83         1           50,034         (24,000)       (13,845)         12,190

Issuance of common stock                         17         -           75,000         (75,000)           -               -

Payment of subscriptions
 receivable                                       -         -              -            21,400            -            21,400

Contributed capital - salary                      -         -           56,997             -              -            56,997

Net loss for 1998                                 -         -              -               -          (85,807)        (85,807)
                                         -----------     --------   ------------  ---------------  --------------  ---------------

 Balance, December 31, 1998                     100        $1         $182,031        $(77,600)      $(99,652)       $  4,780
                                         ===========     ========   ============  ===============  ==============  ===============

   The accompanying notes are an integral part of these financial statements.

                                KWIK WEB, INC.
                         (A Development Stage Company)
                           Statements of Cash Flows

                                                                                                            Cumulative
                                                                                    Inception             from inception
                                                             Year ended         (October 9, 1997) to     (October 9, 1997) to
                                                         December 31, 1998       December 31, 1997        December 31, 1998
                                                         -----------------      ---------------------    ---------------------
Cash flows from operating activities:
  Net loss                                                 $(85,807)               $ (13,845)                 $(99,652)
  Adjustments to reconcile net income to net cash
    used by operating activities:
    Depreciation                                              1,188                       53                    1,241
    Compensation expense contributed to capital              56,997                    5,035                   62,032
    Increase in prepaid franchise tax                          (800)                       -                     (800)
    (Increase) decrease in due from shareholder              (1,833)                     215                   (1,618)
    (Increase) decrease in deposits                           1,500                   (1,500)                       -
    Increase in accounts payable                              9,136                        -                    9,136
    Increase in deferred revenue                             25,000                        -                   25,000
                                                         ----------                 --------                  -------
    Net cash provided by operating activities                 5,381                  (10,042)                  (4,660)
                                                         ----------                 --------                  -------
Cash flows from investing activities:
  Purchases of equipment                                    (11,275)                  (2,179)                 (13,453)
                                                         ----------                 --------                  -------
    Net cash used by investing activities                   (11,275)                  (2,179)                 (13,453)
                                                         ----------                 --------                  -------
Cash flows from financing activities:
  Payment on subscription receivable                         21,400                        -                   21,400
  Issuance of common stock                                        -                   21,000                   21,000
                                                         ----------                 --------                  -------
    Net cash provided by financing activities                21,400                   21,000                   42,400
                                                         ----------                 --------                  -------
Net increase in cash                                         15,507                    8,779                   24,286

Cash, beginning of period                                     8,779                        -                        -
                                                         ----------                 --------                  -------
Cash, end of period                                        $ 24,286                $   8,779                 $ 24,286
                                                         ==========                =========                 ========
Non-cash investing and financing activities:
  Issuance of common stock for
   subscriptions receivable                                $ 75,000                $  24,000                 $ 99,000
                                                         ==========                =========                 ========

The accompanying notes are an integral part of these financial statements.

                                KWIK WEB, INC.
                         (A Development Stage Company)
                         Notes to Financial Statements
                               December 31, 1998


1. Organization and summary of significant accounting policies
--------------------------------------------------------------

   Organization
   ------------

   Kwik Web, Inc., a California Corporation (the "Company"), was formed on October 9, 1997 to develop technology specifically suited for online internet website building. The Company's initial products "Kwik Web Instant Website Builder" and "Kwik Web StoreFront Builder" are targeted at companies that desire to add website building to their internet presences.

   Cash and equivalents
   --------------------

   The Company considers all liquid investments with the maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

   Equipment
   ---------

   Depreciation expense is provided over the estimated useful life of 5 years using the straight-line method.

   Use of estimates
   ----------------

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

   Income taxes
   ------------

   The Company reports certain expenses differently for financial and tax reporting purposes and, accordingly, provides for the related deferred taxes. Income taxes are accounted for under the liability method in accordance with SFAS 109.

   Revenue recognition
   -------------------

   Revenue is recognized when the product is delivered for use by the customer.

                                KWIK WEB, INC.
                         (A Development Stage Company)
                         Notes to Financial Statements
                               December 31, 1998


1. Organization and summary of significant accounting policies (continued)
--------------------------------------------------------------------------

   Research and development costs
   ------------------------------

   Costs and expenses that can be clearly identified as research and development are charged to expense as incurred in accordance with SFAS 2 "Accounting for Research and Development Costs".

   Basic and diluted net loss per share
   ------------------------------------

   Net loss per share is calculated in accordance with Statement of Financial Accounting Standards 128, Earnings Per Share ("SFAS 128"), which superseded Accounting Principles Board Opinion 15 ("APB 15"). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

2. Shareholders' equity
-----------------------

   Common stock
   ------------

   In October 1997, the Company was initially capitalized by the issuance of 58 shares of common stock. Also in October 1997, the Company sold 25 shares of common stock for $21,000 cash and a $24,000 subscription receivable. In May 1998, the Company sold 17 shares of common stock for a $75,000 subscription receivable which was paid in January 1999.

                                KWIK WEB, INC.
                         (A Development Stage Company)
                         Notes to Financial Statements
                               December 31, 1998


3. Basic and diluted loss per share
-----------------------------------

   The following table illustrates the required disclosure of the reconciliation of the numerators and denominators of the basic loss per share computations (the Company has no potentially dilutive securities, options, warrants or other rights outstanding).

                                                                1998                  1997
                                                         ----------------      ----------------
Basic and diluted loss per share:
---------------------------------

 Numerator
 ---------
   Net loss                                                      $(85,807)             $(13,845)
                                                         ----------------      ----------------

 Denominator
 -----------
   Basic and diluted weighted average number of
   common shares outstanding during the period                         94                    83
                                                         ----------------      ----------------
Basic and diluted earnings per share                             $(916.50)             $(166.81)
                                                         ================      ================


4. Income taxes
---------------

   The Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting and tax bases of its assets and liabilities. Deferred tax assets are reduced by a valuation allowance when deemed appropriate.

   At December 31, 1998, the Company has a net operating loss carryforward for federal tax purposes of $2,359 which, if unused to offset future taxable income, will expire in years beginning in 2013.

   The Company had deferred tax assets of $9,792 at December 31, 1998 relating to deferred revenue and its net operating loss. This deferred tax asset had a valuation allowance applied to it in the same amount.

                                      -10

                                KWIK WEB, INC.
                         (A Development Stage Company)
                         Notes to Financial Statements
                               December 31, 1998


5. Subsequent events
--------------------

   Merger agreement and issuance of common stock
   ---------------------------------------------

   In August 1999, the Company and G.P. Properties, Inc. ("G.P. Properties") agreed to merge under a Securities Purchase Agreement and Plan of Reorganization whereby G.P. Properties issued 6,000,000 shares of common stock in exchange for all of the outstanding common shares of the Company. G.P. Properties, a Nevada corporation, formed July 6, 1989 to implement a concept for financial analysis software for real estate brokers, retained its 3,510,000 shares of common stock, had no assets, liabilities or operations and the principal of Kwik Web, Inc. assumed control of the merged entity. Accordingly, Kwik Web, Inc. was deemed the accounting acquiror of G.P. Properties in this reverse merger. Subsequent to the reverse merger, G.P. Properties issued 400,000 shares of stock for $500,000.

   Lease commitment
   ----------------

   Subsequent to year-end the Company has entered into a lease for office space at $800 per month. The lease has a three year term and expires in 2002. Annual lease commitments are $8,800 for the year ending December 31, 1999, $9,600 for each of the years ending December 31, 2000 and 2001, and $800 for the year ending December 31, 2002.

   Related party transactions
   --------------------------

   Subsequent to year-end the Company received two bridge loans, one from a shareholder and the other from another related party, in the amounts of $20,000 and $100,000, respectively. The $100,000 bridge loan was repaid in full, including interest of $10,000 in September 1999.

(b)  Pro forma financial information.
     -------------------------------

                             G.P. Properties, Inc.
                         (A Development Stage Company)
                 Pro Forma Condensed Statements of Operations
                                  (Unaudited)

                                                              Nine Months Ended                 Year Ended
                                                              September 30, 1999             December 31, 1998
                                                             -------------------             -----------------
Revenue                                                       $           39,351             $           1,040

Expenses:
  Research and development                                                79,651                        74,705

  General and administrative                                             135,120                        12,477
                                                              --------------------           ------------------

Total Expenses                                                           214,772                        87,181

Net loss                                                      $         (175,421)            $         (86,141)
                                                              ====================           ==================

Basic and diluted net loss per share                          $            (0.02)            $           (0.01)
                                                              ====================           ==================

Basic and diluted weighted average number
  of common shares outstanding                                         9,510,000                     9,510,000
                                                              ====================           ==================

                             G.P. Properties, Inc.
                        Pro Forma Financial Information
                                  (Unaudited)

The accompanying pro forma condensed statements of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998, assumes the merger was consummated on January 1, 1998.

With respect to G.P. Properties, whose fiscal year ends on June 30, the nine month period through September 30, 1999 includes nine/twelfths of the results of operations for the year ended June 30, 1999 and the year ended December 31, 1998 includes half the results of the operations for the two years ended June 30, 1999. These computed results of operations were added to the actual results for Kwik Web.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        G.P. PROPERTIES, INC.
                                        (Registrant)


Date:  November 22, 1999               By: /s/ Richard Kaestner
                                           ---------------------------------
                                           Richard Kaestner, President